ADDENDUM NO. 9

This Addendum No. 9, effective as of December 5, 2008, by and between Universal Insurance Holdings, Inc. (hereinafter the “Company”) and Bradley I. Meier (“Employee”), modifies and amends the existing employment agreement (“Agreement”) and adopts all prior Addenda thereto (“Prior Addenda”) between the Company and the Employee, and amends provisions of the Agreement and the Addenda only in respect of the matters set forth herein, and otherwise the Agreement and Prior Addenda remain in full force and effect as if this Addendum No. 9 had not been executed:

I.     In respect of “Article 2.” of the Agreement entitled “Term,” the “Expiration Date” defined therein is hereby modified and changed to December 31, 2010.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, this Addendum No. 9 has been signed and executed on December 9, 2008.

UNIVERSAL INSURANCE HOLDINGS, INC.

By: /s/ Sean P. Downes_________________
SEAN P. DOWNES – Chief Operating Officer

/s/ Bradley I. Meier_________________
Name: BRADLEY I. MEIER - Employee